Segment Reporting (Details)	6 Months Ended
Jun. 30, 2025
Segment Reporting [Abstract]
Segment description	It also requires disclosure of the title and position of the individual identified as the CODM and an explanation of how the CODM uses the reported measures of a segment’s profit or loss in assessing segment performance and deciding how to allocate resources. The Company adopted this standard on December 31, 2024 and the adoption does not have a material effect on its unaudited condensed consolidated financial statements.The Company uses the management approach to determine reportable operating segments. The management approach considers the internal organization and reporting used by the Company’s CODM for making decisions, allocating resources and assessing performance. The Company’s CODM has been identified as the CEO, who reviews consolidated results when making decisions about allocating resources and assessing performance of the Company.
Operating segment	2
Reportable segment	2